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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: March 12, 2003

                        COMMISSION FILE NUMBER: 333-30914


                             XTREME COMPANIES, INC.
         ---------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)

           Nevada                                       88-0394012
----------------------------------------            --------------------
(State or other jurisdiction of                     (I.R.S. Employer
 incorporation or organization)                     Identification No.)

      9116 Covered Wagon
      Las Vegas, Nevada                                   89117
----------------------------------------            --------------------
(Address of principal executive offices)                (Zip Code)

                                 XTREME WEBWORKS
                       8100 W. Sahara, Las Vegas, NV 89117
         ----------------------------------------------------------------
        (Former name, former address and former fiscal year, if changed since last report.)


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Item 4. Changes in Registrants Certifying Accountant.

On March 20, 2003, Beckstead and Watts, LLP of Las Vegas, NV was retained as the Company's certifying Accountant. (see retainer letter attached hereto)


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              XTREME COMPANIES, INC.
                              ----------------------
                              (Name of Registrant)


Date:  March 26, 2003           By:  /s/ DONALD C. BRADLEY
                                   ----------------
                                   DONALD C. BRADLEY
                                   C E O / SECRETARY

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Beckstead and Watts, LLP


                                                         3340 Wynn Road, Suite B
                                                             Las Vegas, NV 89102
                                                                    702.257.1984
                                                                702.362.0540 fax

March 20,2003
Don Bradley
Xtreme Companies, Inc.
8100 W Sahara Avenue, Suite 200


This letter will confirm our understanding of the arrangements for our audit of the financial statements of Xtreme Companies, Inc. (collectively, the "Company") for the year ending December 31, 2002.

We will audit the balance sheet of the Company as of December 31, 2002, and the related statements of operations, stockholders' equity, and cash flows for the year ended December 31, 2002. Our audit will be made in accordance with United States of America ("US") generally accepted auditing standards and will include our examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. An audit includes obtaining an understanding of internal control sufficient to plan the audit and to determine the nature, timing, and extent of audit procedures to be performed. An audit is not designed to provide assurance on internal control or to identify reportable conditions. However, we are responsible for ensuring that the audit committee or others with equivalent authority or responsibility are aware of any reportable conditions that come to our attention during the course of our engagement. Our objective will be the completion of the foregoing audit and, upon its completion and subject to its findings, the rendering of our report on the financial statements. However, it is possible that because of unexpected circumstances, we may determine that we cannot render a report or otherwise complete the engagement. If, in our professional judgment, the circumstances require, we may resign from the engagement prior to completion.

As you know, the financial statements are the responsibility of the management and the board of directors of the Company who are primarily responsible for the data and information set forth therein, as well'as for the evaluation of the capability and integrity of the Company's personnel, ensuring that the entity complies with all laws and regulations, and the maintenance of effective internal controls over financial reporting, which includes adequate accounting records and procedures to safeguard the Company's assets. It is also the responsibility of management to make all financial records and related information available to us during the engagement. Accordingly, our completion of the audit will require management's cooperation. In addition, as required by US generally accepted auditing standards, our procedures will include obtaining written representation from management concerning such matters which we will rely upon.

In providing for an audit to be performed on a test basis, US generally accepted auditing standards require the auditor to obtain reasonable, but not absolute, assurance that the financial statements are free of material misstatement whether caused by error or fraud. Accordingly, an audit is not a special examination designed to detect errors or fraud, nor a guarantee of the accuracy of the financial statements arid is subject to the inherent risk that errors, fraud, or illegal acts, if they exist, might not be detected. However, if you wish us to direct special auditing procedures to such matters, we would be pleased to work with you to develop a separate engagement for that purpose.

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insert page 2
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Xtreme Companies, Inc.
Las Vegas, NV
March 20,2003
Page 3


In addition to fees, we pass through out-of-pocket costs such as out-of-town travel, courier services, long distance telephone, parking, etc. Additional bills will be submitted and due prior to such work progressing. Should services other than those covered by this letter be required or requested, the extent of these services, and the basis for additional fees will be discussed before performing the work. Our invoices are due and payable upon presentation. Additionally, a finance charge of 1.25% per month will be assessed on all delinquent accounts (accounts 30 days or more past due).

Upon our notice to you, we reserve the right to cease all work on your account or accounts, in the event there are multiple accounts, regardless of the nature of the work, for your non-payment of delinquent balances owed us. Such cessation will continue until your account or accounts is brought current. If it should become necessary to assign your account or accounts for collection, you will be responsible for attorney fees and costs, as well as for interest at the legal rate.

This engagement includes only those services specifically described in this letter. It replaces and supersedes any previous proposals, correspondence, and understandings, whether written or oral. Costs and time spent in legal matters or proceedings arising from our engagement, such as subpoenas, testimony, or consultation involving private litigation, arbitration, or government regulatory inquiries at your request or by subpoena, and costs that we may incur in fulfilling our responsibilities under the Private Securities Litigation Reform Act of 1995 will be billed to you separately at our prevailing rates. Neither party to this engagement letter will directly or indirectly agree to assign, transfer, or sell to anyone any claim against the other party arising out of this engagement letter.

The Company and Beckstead and Watts, LLP both agree that, except as provided below, any dispute over fees charged by Beckstead and Watts, LLP to the Company will be submitted for resolution by arbitration in accordance with the rules of the American Arbitration Association. Such arbitration shall be binding and final; however, Beckstead and Watts, LLP shall have the option to have any dispute that is within the jurisdiction of the Small Claims Court heard in said court. IN AGREEING TO ARBITRATION, WE BOTH ACKNOWLEDGE THAT, IN THE EVENT OF A DISPUTE OVER FEES, EACH OF US IS GIVING UP THE RIGHT TO HAVE THE DISPUTE DECIDED IN A COURT OF LAW BEFORE A JUDGE OR JURY AND INSTEAD IS ACCEPTING THE USE OF ARBITRATION FOR RESOLUTION.

If any portion of this letter is held invalid, it is agreed that such invalidity shall not affect any of the remaining portions.

If you are in agreement with the terms of this letter, please sign one copy and return it for our files. This agreement is subject to our normal client acceptance procedures. We appreciate the opportunity and look forward to working with you.

Sincerely,
BECKSTEAD AND WATTS, LLf
G. Brad Beckstead, CPA


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Xtreme Companies, Inc.
Las Vegas, NV
March 20,2003
Page 4.

The foregoing letter fully describes our understanding and is accepted by us.
By: /s/ Donald Bradley
TITLE: CEO/ SECRETARY
DATED: MARCH 20TH 2003


If you wish to pay for services by credit card, please complete the following:
Name on Credit Card: ______________________________
Credit Card Type: VISA, Mastercard, Amex (Circle one)
Number on Credit Card: ____________________________
Expiration Date: __________________________________
Billinq Address:


I hereby give permission to Beckstead and Watts, LLP to charge my credit card for audit services in the amount of $_______________. (The charge on your credit card statement will appear as "Beckstead & Associates, LLC".)

Siqned: _____                                        Date